                                                                    EXHIBIT 99.1



[Letterhead of Friedman Eisenstein Raemer and Schwartz, LLP]


                          INDEPENDENT AUDITORS' REPORT


                                                        January 20, 1999


To the Partners
Plastron Industries L.P.
Bensenville, Illinois


We have audited the accompanying balance sheet of Plastron Industries L.P. as of December 31, 1998 and 1997, and the related statements of income and partners' equity and cash flows for the year ended December 31, 1998 and the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Plastron Industries L.P. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998 and the period ended December 31, 1997 in conformity with generally accepted accounting principles.




                           /s/ Friedman Eisenstein Raemer and Schwartz, LLP

                           Friedman Eisenstein Raemer and Schwartz, LLP

                            PLASTRON INDUSTRIES L.P.

                                  BALANCE SHEET
                           DECEMBER 31, 1998 AND 1997

                                     ASSETS

                                                                1998               1997
                                                             -----------        -----------
CURRENT ASSETS
     Cash                                                    $   270,248        $     5,480
                                                             -----------        -----------

     Receivables                                               1,897,048          2,113,294
        Less:  Allowance for doubtful accounts                    10,000             10,000
                                                             -----------        -----------
                                                               1,887,048          2,103,294
                                                             -----------        -----------


     Inventories                                                 946,863          1,136,476
     Prepaid expenses                                             25,604
                                                             -----------        -----------

           Total Current Assets                                3,129,763          3,245,250

PROPERTY AND EQUIPMENT, net of accumulated
     depreciation of $413,638 and $63,530 in 1998 and
        1997, respectively                                     6,835,097          6,897,868

OTHER ASSETS
     Intangibles, net of accumulated amortization of
        $340,098 and $67,000 in 1998 and 1997,
        respectively                                           1,025,393          1,273,000
                                                             -----------        -----------


                                                             $10,990,253        $11,416,118
                                                             ===========        ===========

LIABILITIES AND PARTNERS' EQUITY

CURRENT LIABILITIES
     Current portion of long-term debt                       $   550,000        $   550,000
     Accounts payable                                            904,773            604,408
     Deferred tooling revenue                                                         8,600
     Accrued expenses                                            517,073            362,041
     Due to seller                                               445,833            370,832
                                                             -----------        -----------

           Total Current Liabilities                           2,417,679          1,895,881
                                                             -----------        -----------

NONCURRENT LIABILITIES
     Long-term debt                                            4,400,000          6,227,632
     Due to seller                                               250,000            695,835
                                                             -----------        -----------

           Total Noncurrent Liabilities                        4,650,000          6,923,467
                                                             -----------        -----------

           Total Liabilities                                   7,067,679          8,819,348

PARTNERS' EQUITY                                               3,922,574          2,596,770
                                                             -----------        -----------

                                                             $10,990,253        $11,416,118
                                                             ===========        ===========



The accompanying notes are an integral part of this statement.

                            PLASTRON INDUSTRIES L.P.

                    STATEMENT OF INCOME AND PARTNERS' EQUITY
         YEAR ENDED DECEMBER 31, 1998 AND PERIOD ENDED DECEMBER 31, 1997


                                                         1998                                   1997
                                          ----------------------------------         ------------------------------
                                                                      % of                                % of
                                             Amount                Net Sales           Amount           Net Sales
                                          ------------         -------------         ------------     -------------
NET SALES                                 $ 18,217,327                100.0%        $  4,735,757           100.0 %
                                          ------------                -----         ------------           -------

COST OF SALES
     Materials                               6,289,670                 34.5            1,670,251              35.3
     Direct labor                            4,357,896                 23.9            1,164,259              24.6
     Manufacturing overhead                  3,145,253                 17.3              773,696              16.3
                                          ------------                -----         ------------           -------

              Total Cost of Sales           13,792,819                 75.7            3,608,206              76.2
                                          ------------                -----         ------------           -------

GROSS PROFIT                                 4,424,508                 24.3            1,127,551              23.8
                                          ------------                -----         ------------           -------

OPERATING EXPENSES
     Selling, general and
        administrative expenses              1,159,912                  6.4              308,542               6.5
     Corporate expenses                        445,654                  2.4              124,195               2.6
                                          ------------                -----         ------------           -------

              Total Operating
                 Expenses                    1,605,566                  8.8              432,737               9.1
                                          ------------                -----         ------------           -------

OPERATING INCOME                             2,818,942                 15.5              694,814              14.7
                                          ------------                -----         ------------           -------

OTHER EXPENSE
     Amortization                              273,098                  1.5               67,000               1.4
     Seller consulting fees                    333,333                  1.8               83,333               1.8
     Interest expense                          487,329                  2.7              166,211               3.5
     Other professional fees                    83,179                   .5
                                          ------------                -----         ------------           -------

              Total Other Expense            1,176,939                  6.5              316,544               6.7
                                          ------------                -----         ------------           -------

INCOME BEFORE STATE
     INCOME TAXES                            1,642,003                  9.0              378,270               8.0

STATE INCOME TAXES                               1,771
                                          ------------                -----         ------------           -------

NET INCOME                                   1,640,232                  9.0%             378,270               8.0%
                                                                      =====                                =======

PARTNERS' EQUITY
     Beginning of year                       2,596,770
     Contributions (distributions)            (314,428)                               2,218,500
                                          ------------                             ------------

     End of year                          $  3,922,574                             $  2,596,770
                                          ============                             ============


The accompanying notes are an integral part of this statement.

                            PLASTRON INDUSTRIES L.P.

                             STATEMENT OF CASH FLOWS
         YEAR ENDED DECEMBER 31, 1998 AND PERIOD ENDED DECEMBER 31, 1997


                                                                              1998                1997
                                                                          -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                           $ 1,640,232         $   378,270
     Adjustments to reconcile net income to net cash
           provided by operating activities
        Depreciation and amortization                                         623,206             130,530
        Deferred tooling revenue                                               (8,600)              8,600
        Net (increase) decrease in assets
           Receivables                                                        216,246              39,929
           Inventories                                                        189,613             259,042
           Prepaid expenses                                                   (25,604)             18,224
        Net increase (decrease) in liabilities
           Accounts payable                                                   300,365            (106,693)
           Accrued expenses                                                   155,032            (245,724)
                                                                          -----------         -----------

              Net Cash Provided by Operating Activities                     3,090,490             482,178
                                                                          -----------         -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property and equipment                                      (287,337)            (11,436)
     Acquisition of assets, net of liabilities                                                 (9,038,061)
     Acquisition costs                                                        (25,491)           (206,847)
                                                                          -----------         -----------

              Net Cash Used for Investing Activities                         (312,828)         (9,256,344)
                                                                          -----------         -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Partners' contributions                                                                    2,218,500
     Distributions                                                           (314,428)
     Net borrowings (repayments) on line of credit                         (1,277,632)          1,277,632
     Principal payments on notes payable                                     (550,000)
     Payments to seller                                                      (370,834)            (83,333)
     Proceeds from issuance of debt                                                             5,500,000
     Loan costs                                                                                  (133,153)
                                                                          -----------         -----------

              Net Cash (Used for) Provided by Financing Activities         (2,512,894)          8,779,646
                                                                          -----------         -----------

NET INCREASE IN CASH                                                          264,768               5,480

CASH
     Beginning of year                                                          5,480
                                                                          -----------         -----------

     End of year                                                          $   270,248         $     5,480
                                                                          ===========         ===========

                            PLASTRON INDUSTRIES L.P.

         YEAR ENDED DECEMBER 31, 1998 AND PERIOD ENDED DECEMBER 31, 1997


                                                                      1998            1997
                                                                   ----------        --------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
   Cash paid during the period for:
        Interest                                                   $  503,683        $111,056
        Income taxes                                                    1,771

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
        FINANCING ACTIVITIES
     The Company acquired substantially all of the assets
        of GFL Enterprises. In relation to the acquisition,
        the Company assumed the following obligations:
           Noncompete agreements                                                   $1,000,000
           Note payable to seller                                                     150,000
                                                                                   ----------

                    Total                                                          $1,150,000
                                                                                   ==========

                            PLASTRON INDUSTRIES L.P.

                          NOTES TO FINANCIAL STATEMENTS

1.      OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        OPERATIONS

        Plastron Industries L.P. is a plastic injection molder of components for the electronics industry. Substantially all sales are made on credit to customers located throughout the United States.

        PARTNERSHIP

        The Company commenced operations on September 20, 1997 as a Limited Partnership under the State of Delaware Revised Uniform Limited Partnership Act. Plastron Management, Inc. is the general partner. The Company has a partnership agreement which limits the transferability of partnership interests. All gains and losses are allocated on the basis of ownership percentage.

        ACQUISITION

        On September 20, 1997, the Company acquired substantially all of the assets of GFL Enterprises, formerly known as Plastron Corp., a plastic injection molder. The purchase price was $9,038,061, plus $1,150,000 due to the seller for a total of $10,188,061. This amount approximated the fair market value of the net assets acquired.

        USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

        INVENTORIES

        The Company values its inventories at the lower of cost, on the first-in, first-out (FIFO) method, or market.

        PROPERTY AND EQUIPMENT

        Property and equipment are recorded at cost less accumulated depreciation. Depreciation is provided on a straight-line method over the following estimated useful lives:

1.      OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

                                Description                      Years
                                -----------                      -----
                  Buildings and building improvements              40
                  Furniture and equipment                           7
                  Machinery and equipment                          15
                  Tooling                                          15
                  Transportation equipment                          5

        Maintenance and repairs, which neither materially add to the value of the property nor appreciably prolong its life, are charged to expense as incurred. Gains or losses on dispositions of property and equipment are included in income.

        INTANGIBLES

        Intangible assets are recorded at cost less accumulated amortization as follows:


                                                                      1998              1997
                                                                   ----------        ----------
         Acquisition costs, net of accumulated amortization
           of $56,810 and $10,342 in 1998 and 1997,
           respectively, straight-line amortization
           over five years                                         $  175,528        $  196,505

         Loan costs, net of accumulated amortization of
           $33,288 and $6,658 in 1998 and 1997,
           respectively, straight-line amortization over
           the term of the related notes payable                       99,865           126,495

         Covenants not to compete, net of accumulated
           amortization of $250,000 and $50,000
           in 1998 and 1997, respectively,
           straight-line amortization over five years                 750,000           950,000
                                                                   ----------        ----------

                 Totals                                            $1,025,393        $1,273,000
                                                                   ==========        ==========

1.      OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

        INCOME TAXES

        The Company is a Limited Partnership. As a result, Federal income taxes on the net earnings of the Company are payable by the partners and no provision is made for Federal income taxes in the accompanying financial statements.

        CONCENTRATION OF CREDIT RISK

        The Company maintains bank accounts in two financial institutions. One of these accounts is insured by the Federal Deposit Insurance Corporation up to a maximum of $100,000. The other account is not insured by the Federal Deposit Insurance Corporation.

        RECLASSIFICATIONS

        Certain reclassifications have been made to the 1997 financial statements to conform to the 1998 financial statements.

2.      INVENTORIES

        Inventories consist of the following:


                                    1998              1997
                                 ----------        ----------
         Raw materials           $  221,066        $  312,222
         Work in process            133,041           165,694
         Finished goods             592,756           658,560
                                 ----------        ----------

                   Totals        $  946,863        $1,136,476
                                 ==========        ==========

3.      PROPERTY AND EQUIPMENT

        Property and equipment consists of:


                                                       1998              1997
                                                    ----------        ----------
         Land                                       $  790,000        $  790,000
         Buildings and building improvements         1,748,828         1,746,000
         Furniture and equipment                       100,233            72,538
         Machinery and equipment                     2,273,089         2,115,907
         Tooling                                     2,242,163         2,170,087
         Transportation equipment                       66,866            66,866
         Construction-in-progress                       27,556
                                                    ----------        ----------

                                                     7,248,735         6,961,398
         Less:  Accumulated depreciation               413,638            63,530
                                                    ----------        ----------

                     Totals                         $6,835,097        $6,897,868
                                                    ==========        ==========


4.      LONG-TERM DEBT

        Substantially all assets of the Company are pledged as collateral for the loans with the National Bank of Canada (the Bank). The debt to GFL Enterprises is subordinated to the bank debt.

        Long-term debt consists of the following:


                                                                               1998              1997
                                                                            ----------        ----------
         National Bank of Canada
              $5,500,000 term note, due September 19, 2002, payable
                 in monthly installments of $45,833 commencing
                 January 2, 1998, plus interest at 8.17%                    $4,950,000        $5,500,000

              $2,750,000 revolving line of credit, due September 19,
                 2002, borrowed in two segments:

                 Interest payable monthly at 8.3125% until
                    March 20, 1998                                                               500,000

                 Interest payable monthly at the prime rate (8.5% at
                    December 31, 1997)                                                           777,632
                                                                            ----------        ----------

                           Totals                                            4,950,000         6,777,632
                 Less:  Current portion                                        550,000           550,000
                                                                            ----------        ----------

                           Noncurrent Portion                               $4,400,000        $6,227,632
                                                                            ==========        ==========



        The note payable and line of credit agreements with the Bank contain restrictive covenants which, among other things, provide for maintaining certain financial ratios and mandatory loan prepayments based on excess cash flow, as defined in the loan agreement.

        The bank debt contains interest rate options which allow the Company to periodically change segments to either prime rate-based loans or LIBOR plus 2.5%.

4.      LONG-TERM DEBT - Continued

        Maturities of the notes payable for years subsequent to December 31, 1999 are as follows:


            Year Ending December 31,                       Amount
            ------------------------                       ------
                   2000                                  $   550,000
                   2001                                      550,000
                   2002                                    3,300,000
                                                         -----------

                   Total                                 $ 4,400,000
                                                         ===========

5.      DUE TO SELLER

        The liabilities to GFL Enterprises consist of:


                                                                              1998              1997
                                                                           ----------        ----------
         Covenants not to compete, due September 20, 2000,
              payable in quarterly installments of $83,333                 $  583,333        $  916,667

         $150,000 term note, due September 20, 1999, payable
              in quarterly installments of $37,500 plus interest at
              8% beginning December 20, 1998                                  112,500           150,000
                                                                           ----------        ----------

                        Totals                                                695,833         1,066,667
         Less:  Current portion                                               445,833           370,832
                                                                           ----------        ----------

                        Noncurrent Portion                                 $  250,000        $  695,835
                                                                           ==========        ==========


        The Company is also obligated under a consulting agreement with the seller. The obligation is payable in quarterly installments of $83,333, through September, 2000. The agreement requires performance and contains rights to offset the obligation with certain items, as defined. Consulting fee expense was $333,333 and $83,333 for the year ended December 31, 1998 and the period ended December 31, 1997, respectively.


6.      MAJOR CUSTOMER

        Approximately 16% and 14% of sales for the year ended December 31, 1998 and for the period ended December 31, 1997, respectively, were made to one customer. Approximately $469,000 and $312,000 of accounts receivable at December 31, 1998 and 1997, respectively, are due from this customer.


7.      MAJOR SUPPLIER

        The Company purchased approximately 46% of its materials from two suppliers during the year ended December 31, 1998. Approximately $397,000 of accounts payable at December 31, 1998 are due to these suppliers.

        The Company purchased approximately 48% of its materials from one supplier during the period ended December 31, 1997. Approximately $186,000 of accounts payable at December 31, 1997 are due to this supplier.

8.      EQUITY APPRECIATION RIGHTS PLAN

        The Company maintains an equity appreciation rights plan. Amounts are payable under certain circumstances including the sale of the Company or a public offering. Some percentage interests have been awarded. No amounts have vested as of December 31, 1998.

9.      PROFIT SHARING PLAN

        The Company approved a qualified profit sharing plan (Plastron Industries, L.P. 401(k) Retirement Plan), effective January 1, 1998, covering all full-time employees, as defined, with a specified period of service. Contributions are discretionary. The plan may be amended or terminated at any time. Employer matching contributions for the year ended December 31, 1998 were $82,172.


10.     RELATED PARTY TRANSACTIONS

        Certain members of the Company's corporate law firm are also limited partners of the Company. Professional fees paid to this firm, relating to the acquisition and other legal expenses, were $38,695 and $83,750 for the year ended December 31, 1998 and the period ended December 31, 1997, respectively.

10.     RELATED PARTY TRANSACTIONS - Continued

        Plastron Management, Inc. is the general partner in the Company. A transaction fee of $125,000 was paid to an entity controlled by the shareholders of Plastron Management, Inc. in 1997. The fee was for finding, negotiating, financing and closing the acquisition of the Company.

        Additionally, management fees paid to this related party for the year ended December 31, 1998 and the period ended December 31, 1997 were $159,850 and $37,500, respectively.

        During 1998, the Company loaned $1,000,000 to a company controlled by the owners of Plastron Management, Inc. The loan was repaid during 1998, with interest at 12%.